                                  Exhibit (21)

                         SUBSIDIARIES OF THE REGISTRANT

                                                            State of
                                                          Incorporation
                                                          -------------
SouthTrust Corporation .................................   Not Applicable
   SouthTrust Bank of Alabama, N.A.                           (1)
       SouthTrust Mortgage Corporation .................    Delaware
       SouthTrust Mobile Services, Inc. ................    Alabama
       SC Realty, Inc. .................................    Delaware
       Jackson, Incorporated ...........................    Delaware
       Magic City, Inc. ................................    Delaware
         Magic City Three, Inc. ........................    Delaware
       Magic City Two, Inc. ............................    Delaware
       SouthTrust Data Services, Inc. ..................    Alabama
         SouthTrust Technology, Inc. ...................    Alabama
       SC Funding Corporation ..........................    Delaware
       SouthTrust Investment Services, Inc. ............    Delaware
   SouthTrust Bank of Dothan, N.A. .....................      (1)
       Wiregrass, Inc. .................................    Delaware
   SouthTrust Bank of Calhoun County, N.A. .............      (1)
       Piedmont, Inc. ..................................    Delaware
   SouthTrust Bank of Mobile ...........................    Alabama
   SouthTrust Bank of Huntsville, N.A. .................      (1)
       Redstone, Inc. ..................................    Delaware
   SouthTrust of Covington County, Inc. ................    Delaware
       SouthTrust Bank, N.A. ...........................      (1)
         Riverboat, Inc. ...............................    Delaware
       SouthTrust Bank of Central Alabama ..............    Alabama
       SouthTrust Bank of Covington County, N.A. .......      (1)
         Rodeo, Inc. ...................................    Delaware
       Finance South, Inc. .............................    Alabama
   SouthTrust Bank of Cullman, N.A. ....................      (1)
       Germantown, Inc. ................................    Delaware
   SouthTrust Bank of Etowah County, N.A. ..............      (1)
       Noccolula, Inc. .................................    Delaware
   SouthTrust Bank of Baldwin County ...................    Alabama
   SouthTrust Bank of Marion County ....................    Alabama
   SouthTrust Bank of the Quad Cities ..................    Alabama
   SouthTrust Bank of Marshall County, N.A. ............      (1)
       Lakeside, Inc. ..................................    Delaware
   SouthTrust Bank of Selma, N.A. ......................      (1)
   SouthTrust Bank .....................................    Alabama
   SouthTrust Bank of Randolph County, N.A. ............      (1)
   SouthTrust Bank of Tuscaloosa County, N.A. ..........      (1)
   SouthTrust Bank of Russell County ...................    Alabama
   SouthTrust Bank of Coffee County ....................    Alabama
   SouthTrust Bank of Talladega County .................    Alabama
   SouthTrust Bank of Ozark ............................    Alabama
   SouthTrust Bank of Morgan County ....................    Alabama

                 SUBSIDIARIES OF THE REGISTRANT

                                                        State of
                                                      Incorporation
                                                      -------------
SouthTrust Bank of Walker County ....................    Alabama
SouthTrust Bank of Columbus, N.A. ...................      (1)
SouthTrust of Florida, Inc. .........................    Florida
  SouthTrust Bank of Northwest Florida ..............    Florida
    Holmes Capital Corporation ......................    Florida
  SouthTrust Bank of Central Florida ................    Florida
  SouthTrust Bank of Volusia County .................    Florida
  SouthTrust Bank of Sarasota County ................    Florida
  SouthTrust Bank of Northeast Florida, N.A. ........      (1)
  SouthTrust Bank of Orlando ........................    Florida
  SouthTrust Bank of West Florida ...................    Florida
    SouthTrust Estate & Trust Company ...............    Florida
  SouthTrust of Southwest Florida, Inc. .............    Florida
    SouthTrust Bank of Southwest Florida, N.A. ......      (1)
SouthTrust of South Carolina, Inc. ..................    South Carolina
  SouthTrust Bank of Dillon County ..................    South Carolina
  SouthTrust Bank of Charleston, N.A. ...............      (1)
    Cobblestone Financial Services, Inc. ............    South Carolina
SouthTrust of Tennessee, Inc. .......................    Tennessee
  SouthTrust Bank of Middle Tennessee ...............    Tennessee
SouthTrust of Georgia, Inc. .........................    Georgia
  SouthTrust Bank of Georgia, N.A. ..................      (1)
    SouthTrust Estate & Trust Company of
      Georgia, N.A. .................................      (1)
    Olympic City, Inc. ..............................    Delaware
    Dekalb Finance Subsidiary, Inc. .................    Georgia
    Consumer Financial Services, Inc. ...............    Georgia
SouthTrust of North Carolina, Inc. ..................    North Carolina
SouthTrust Bank of North Carolina, N.A. .............      (1)
SouthTrust Bank of Central Carolina .................    North Carolina
  Friendly Financial Center, Inc. ...................    North Carolina
  First State Service Corporation ...................    North Carolina
  CK Insurance Agency, Inc. .........................    North Carolina
SouthTrust Leasing, Inc. ............................    Delaware
SouthTrust Financial Services, Inc. .................    Alabama
Southern Financial Advisors, Inc. ...................    Alabama
SouthTrust Securities, Inc. .........................    Delaware
SouthTrust Insurance Agency, Inc. ...................    Alabama
SouthTrust Life Insurance Company ...................    Arizona
SouthTrust Community Reinvestment Corporation .......    Alabama
Reef Resorts, Incorporated ..........................    Florida

(1)  National Banks are chartered under the laws of the United States.